Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0219%


        Excess Protection Level
        3 Month Average   6.01%
          September, 1999   5.90%
          August, 1999   6.04%
          July, 1999   6.08%


        Cash Yield                                  18.00%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.50%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,198,912,739.27